                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 20, 2000
                                                         ----------------

                      Fund America Investors Corporation II
                      -------------------------------------
               (Exact name of registrant as specified in charter)


          Delaware                       33-73748              84-1218906
-------------------------------------------------------------------------------
(State or other jurisdiction            (Commission           (IRS Employer
     of incorporation)                  File Number)       Identification No.)


     6400 S. Fiddler's Green Circle, Suite 1200B, Englewood, Colorado 80111
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 290-6025
                                                           --------------


================================================================================
         (Former name or former address, if changed since last report.)

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Item 1.    Changes in Control of Registrant.
           Not Applicable.

Item 2.    Acquisition or Disposition of Assets.
           Not Applicable.

Item 3.    Bankruptcy or Receivership.
           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           Not Applicable.

Item 5.    Other Events.

         FAIC II Issuer Trust 2000-1 (the "Issuer") was formed pursuant to an Agreement of Trust, dated as of January 19, 2000, among the Registrant, Christiana Bank & Trust Company, as Issuer Trustee (the "Issuer Trustee"), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Seller ("Merrill Lynch"). The Issuer is governed pursuant to an Amended and Restated Agreement of Trust, dated as of January 20, 2000 (the "Issuer Trust Agreement"), among the Registrant, Issuer Trustee and State Street Bank and Trust Company, as Issuer Certificate Agent (the "Issuer Certificate Agent").

         On January 20, 2000, the Issuer issued (i) U.S. $1,986,400 original aggregate principal amount of its variable rate FAIC II Issuer Trust 2000-1, Class F Notes (the "Class F Notes"), (ii) U.S. $764,000 original aggregate principal amount of its variable rate FAIC II Issuer Trust 2000-1, Class S Notes (the "Class S Notes", and, together with the Class F Notes, the "Notes") pursuant to a Terms Indenture, dated as of January 20, 2000 (together with the Standard Indenture provisions incorporated therein by reference, the "Terms Indenture"), by and between the Issuer and State Street Bank and Trust Company, as Note Trustee (the "Note Trustee"), and (iii) U.S. $465,600 original aggregate principal amount of its FAIC II Issuer Trust 2000-1, Class R Certificates (the "Class R Certificates"), pursuant to the Issuer Trust Agreement.

         The Registrant purchased seven agency securities being guaranteed by either Freddie Mac or Fannie Mae (the "Agency Securities") from Merrill Lynch, pursuant to a Purchase Agreement, dated as of January 20, 2000 (the "Purchase Agreement"), between the Registrant and Merrill Lynch. In turn, the Issuer received from the Registrant the Agency Securities and the Registrant received the net proceeds from the sale of the Notes and the Class R Certificates, pursuant to a Deposit and Sale Agreement, dated as of January 20, 2000 (the "Deposit Agreement"), by and between the Registrant and the Issuer.

         As security for the Notes, the Issuer pledged to the Note Trustee primarily all of the Agency Securities pursuant to the Indenture.

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         The Notes have been sold by the Issuer to Merrill Lynch, as underwriter
(the "Underwriter") pursuant to an Underwriting Agreement, dated as of January 19, 2000, among the Underwriter, the Issuer and the Registrant.

         Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture.

Item 6.  Resignations of Registrant's Directors.
                  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
                  Not Applicable.



Exhibits
-------

         1.1 Copy of the Underwriting Agreement, dated as of January 19, 2000, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, FAIC II Issuer Trust 2000-1 and the Registrant.

         4.1 Copy of the Terms Indenture, dated as of January 20, 2000, by and between FAIC II Issuer Trust 2000-1 and State Street Bank and Trust Company, as Note Trustee.

         4.2 Copy of the Standard Indenture Provisions, dated as of January 20, 2000.

         8.1 Copy of the opinion of Hunton & Williams, dated January 20, 2000, regarding tax matters.

         10.1 Copy of the Amended and Restated Agreement of Trust, dated as of January 20, 2000, among the Registrant, Christiana Bank & Trust Company, as Issuer Trustee, and State Street Bank and Trust Company, as Issuer Certificate Agent.

         10.2 Copy of the Deposit and Sale Agreement dated as of January 20, 2000 by and between the Registrant and FAIC II Issuer Trust 2000-1.

         10.3 Copy of the Purchase Agreement dated January 20, 2000 between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

         23.1     Consent of Hunton & Williams (included in Exhibit 8.1)


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

January 20, 2000                        FUND AMERICA INVESTORS CORPORATION II



                                        By:  /s/ Helen M. Dickens
                                           --------------------------

                                        Name:   Helen M. Dickens

                                        Title:  Vice President

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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
  1.1             Copy of the Underwriting Agreement, dated as of January 19,
                  2000, among Merrill Lynch, Pierce, Fenner and Smith
                  Incorporated, FAIC II Issuer Trust 2000-1 and the Registrant

  4.1 Copy of the Terms Indenture, dated as of January 20, 2000, by and between FAIC II Issuer Trust 2000-1 and State Street Bank and Trust Company, as Note Trustee

  4.2             Copy of the Standard Indenture Provisions, dated as of January
                  20, 2000

  8.1             Copy of the opinion of Hunton & Williams, dated January 20,
                  2000, regarding tax matters

  10.1 Copy of the Amended and Restated Agreement of Trust, dated as of January 20, 2000, among the Registrant, Christiana Bank &
                  Trust Company, as Issuer Trustee, and State Street Bank and
                  Trust Company, as Issuer Certificate Agent

  10.2            Copy of the Deposit and Sale Agreement dated as of January 20,
                  2000 by and between the Registrant and FAIC II Issuer Trust
                  2000-1

  10.3 Copy of the Purchase Agreement dated January 20, 2000 between the Registrant and Merrill Lynch, Pierce, Fenner and Smith
                  Incorporated

  23.1            Consent of Hunton & Williams (included in Exhibit 8.1)